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                            FORM 8-K--CURRENT REPORT
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2001

                             Teknowledge Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                 0-14793                  94-2760916
   (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)

               1810 Embarcadero Road, Palo Alto, California 94303
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (650) 424-0500





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Item 4. Changes in Registrant's Certifying Accountant.

(a) As of July 26, 2001, Teknowledge Corporation (the "Registrant") terminated its engagement of Arthur Andersen LLP as the Registrant's independent public accountants and auditors effective immediately. The decision to replace Arthur Andersen LLP as the Registrant's accountants and auditors was approved by the Audit Committee of the Registrant's Board of Directors.

     The report of Arthur Andersen for the fiscal years ended December 31, 2000 and 1999, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through July 26, 2001, there were no disagreements between the Company and Arthur Andersen LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report. No event described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Registrant's fiscal years ending December 31, 2000 and 1999, or the interim period from January 1, 2001 through July 26, 2001.

     The Registrant has provided Arthur Andersen LLP with a copy of the disclosures contained herein and intends to file within 10 business days of this filing as an exhibit to this Report containing their response to the disclosures set forth in this Report.

(b) On July 26, 2001, the Registrant appointed Grant Thornton LLP as the Registrant's independent public accountants and auditors, effective immediately. The decision to appoint Grant Thornton LLP as the Registrant's independent public accountants and auditors was approved by the Audit Committee of the Registrant's Board of Directors.

     Prior to its engagement, the Registrant did not consult with Grant Thornton LLP on any matter which was the subject of any disagreement or any reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-K) or on the application of accounting principles to a specified transaction, either completed or proposed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Teknowledge Corporation
                                     (Registrant)

Date July 26, 2001

                                     \s\ Dennis Bugbee

                                      Dennis Bugbee
                                      V.P. of Finance and CFO
                                      (Principal Financial and
                                      Accounting Officer)